MAINSTAY FUNDS TRUST

MainStay Fiera SMID Growth Fund
(the “Fund”)

Supplement dated May 30, 2023 (“Supplement”)
to the Summary Prospectus and Prospectus, each dated May 30, 2023 and the
Statement of Additional Information (“SAI”) dated February 28, 2023, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

The Fund is currently closed to all investors. The Fund is scheduled to open on or about June 30, 2023 to accept shareholders transitioning into the Fund as part of the proposed merger of Fiera Capital Small/Mid-Cap Growth Fund with and into the Fund. The Fund is scheduled to open to all other investors on or about July 3, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MSFSG16a-05/23